CCC -- HREG*5NZ
CIK --      000-109-7609
IRS -- 91-198-3600

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]  Confidential, For Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Under Rule
     14a-12

                        VOICESTREAM WIRELESS CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act rules 14a-6(i)(1) and 0-11.
   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials:

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   [ ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the ate of its filing.
   (1)      Amount previously paid:

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   (2)      Form, Schedule or Registration Statement No.:

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   (3)      Filing Party:

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   (4)      Dated Filed:

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

                       Information Concerning Participants
                       -----------------------------------

ADDITIONAL INFORMATION

Information regarding the identity of persons who may, under SEC rules, be participants in the solicitation of stockholders of Voicestream Wireless Corporation in connection with the proposed merger of Voicestream Wireless Corporation and Deutsche Telekom AG and their interets in the solicitation, are set forth in a schedule 14A filed on the date of this presentation with the SEC. Additional information concerning the officers and directors of Voicestream Wireless and the proposed transaction will be included in a proxy statement/prospectus and other relevant documents to be filed by the Company with the SEC.

INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ON THE PROPOSED TRANSACTION. Investors will be able to obtain the documents free of charge at the SEC's website (www.sec.gov). In addition, documents filed with the SEC by the Company will be available free of charge by contacting Voicestream Wireless Corporation, 3650 131st Avenue S.E. Belllevue, Washington 98006, (425) 653-4600.

INVESTORS SHOULD READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION.